UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________
FORM 8-K
____________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 17, 2014
ALPHA NATURAL RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32331	42-1638663
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification No.)

One Alpha Place, P.O. Box 16429,
Bristol, VA 24209
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (276) 619-4410
(Former name or former address, if changed since last report)
____________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01    Regulation FD Disclosure.
Management of Alpha Natural Resources, Inc. (“Alpha”) plans to participate in the Sterne Agee 2014 Boston Executive Summit on June 17, 2014. A copy of the written presentation that Alpha expects to make available during this conference is attached as Exhibit 99.1 to this Current Report on Form 8-K.
On June 17, 2014, Alpha reconfirmed the guidance for 2014 set forth in its earnings release dated May 1, 2014 and updated in a Current Report on Form 8-K filed May 28, 2014. For a discussion of factors that may cause actual results to differ materially from current expectations, see the “Forward Looking Statements” section in that earnings release.
Item 9.01    Exhibits.
(d) Exhibits

Exhibit No.	Description
Exhibit 99.1*	Alpha Natural Resources, Inc. Investor Presentation

* Filed herewith.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alpha Natural Resources, Inc.

June 17, 2014	By:	/s/ Vaughn R. Groves
Name: Vaughn R. Groves
Title: Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 99.1*	Alpha Natural Resources, Inc. Investor Presentation

* Filed herewith.